UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: October 31, 2018
Date of reporting period: October 31, 2018

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

Davis FUNDS

Davis Global Fund
Davis International Fund
(portfolios of Davis New York Venture Fund, Inc.)

October 31, 2018

ANNUAL REPORT

Over 45 Years of Reliable Investing™

DAVIS NEW YORK VENTURE FUND, INC.	Table of Contents
DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Global Fund and Davis International Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Global Fund and Davis International Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov.

DAVIS GLOBAL FUND	Shareholder Letter
DAVIS INTERNATIONAL FUND

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis Global Fund and Davis International Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for each Fund. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds’ website at www.davisfunds.com or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

December 3, 2018

DAVIS GLOBAL FUND	Management’s Discussion of Fund Performance

Performance Overview
Davis Global Fund underperformed the Morgan Stanley Capital International All Country World Index (the “Index”) for the twelve-month period ended October 31, 2018 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of ‑10.72%, versus a ‑0.52% return for the Index. The sectors1 within the Index that reported the strongest performance were Health Care (up 8%), Energy (up 5%), and Information Technology (up 4%). The sectors within the Index that reported the weakest performance were Materials (down 8%), Industrials (down 5%), and Financials (down 5%).
Detractors from Performance
The Consumer Discretionary sector holdings were the most significant detractor2 from the Fund’s performance as a result of weak stock selection.  Returns on the Fund’s holdings in this sector were down 16%, compared to up 3% for the Index. A number of the Fund’s Consumer Discretionary holdings were weak performers during the period. Adient3 (down 63%), JD.com (down 37%), New Oriental Education & Technology Group (down 30%), the Fund’s second-largest holding, and Alibaba (down 23%), the Fund’s third largest holding, were top detractors during the period. Tarena International (down 40%) also hindered performance. The Fund had about 35% of net assets in the Consumer Discretionary sector at the end of the period.
The Fund’s Communication Services holdings were also a key detractor on both an absolute and relative basis (down 25%, versus down 4% for the Index). Naspers (down 28%), the Fund’s fifth-largest holding, was a weak performing security during the period.
The Fund’s Information Technology holdings detracted from the Fund’s performance relative to the Index due to weaker stock selection (down 7%, compared to up 4% for the Index). Among the top detractors was Hollysys Automation (down 14%).
On an absolute basis, the Fund’s Financials holdings were a top detractor (down 4%). Yirendai (down 55%) and Danske Bank (down 30%), which were new purchases during the period, hindered performance. Another weak performing security was InterGlobe Aviation (down 37%) from the Industrials sector.
The Fund’s foreign securities underperformed its domestic securities (down 15%, versus down 2%). The Fund’s largest foreign exposure by country was in Chinese companies (30% average weight during the period). The Fund’s Chinese securities underperformed those of the Index (down 21%, versus down 17%).
Contributors to Performance
On an absolute basis, the Fund benefited from its strong stock selection in Health Care, the Index’s strongest performing sector. The Fund’s Health Care holdings were up 27% versus up 8% for the Index. Shire (up 42%), which was purchased and subsequently sold during the period, was a top contributor. The Fund only had a 2% average weighting in the Health Care sector during the period.
While a top absolute detractor, the Fund’s holdings in the Financials sector were an important contributor to performance on a relative basis. Returns from the Fund’s Financials holdings were down 4%, compared with down 5% for the Index. Notable contributors to performance included Sul America (up 25%), JPMorgan Chase (up 16%), and Berkshire Hathaway (up 10%). JPMorgan Chase was sold during the second half of the period.
The Fund’s Information Technology holdings helped the Fund’s absolute performance. Alphabet (up 6%), while classified as a Communication Services holding at the end of the period, was an Information Technology holding the first eleven months of the period and contributed to Information Technology’s performance.  Alphabet was the Fund’s largest holding at the end of the period, representing 6.32% of the Fund’s net assets.
Individual securities which helped performance were Amazon (up 45%), the top overall contributor, Vipshop Holdings (up 102%) and TAL Education Group (up 47%), all from the Consumer Discretionary sector, and Safran (up 21%) from the Industrials sector. Vipshop Holdings, TAL Education Group, and Safran were sold during the period.

Davis Global Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Global Fund’s principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.

From its inception date in December 2004 until January 2007, shares of Davis Global Fund were not available for public sale. Only the directors, officers, and employees of the Fund, or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies), were eligible to purchase Fund shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended October 31, 2018, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, October 31, 2018, unless otherwise noted.

[1]
The companies included in the Morgan Stanley Capital International All Country World Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS GLOBAL FUND – (CONTINUED)	Management’s Discussion of Fund Performance

    Comparison of a $10,000 investment in Davis Global Fund Class A versus the
Morgan Stanley Capital International All Country World Index (MSCI ACWI®)
over 10 years for an investment made on October 31, 2008

$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI®
DGF-A*
DGF-A*
$28,396
MSCI ACWI®
$25,345
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17
10/31/18

Average Annual Total Return for periods ended October 31, 2018

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(10.72)%	7.44%	11.54%	7.27%	12/22/04	0.96%	0.96%
Class A - with sales charge	(14.96)%	6.41%	11.00%	6.90%	12/22/04	0.96%	0.96%
Class C**	(12.27)%	6.59%	10.54%	6.51%	12/22/04	1.71%	1.71%
Class Y	(10.47)%	7.73%	11.82%	3.86%	07/25/07	0.70%	0.70%
MSCI ACWI®***	(0.52)%	6.15%	9.75%	6.17%

The Fund’s performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Davis Funds Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Average Annual Total Return for periods ended September 30, 2018

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	(0.94)%	9.34%	9.49%

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from December 22, 2004.

DAVIS INTERNATIONAL FUND	Management’s Discussion of Fund Performance

Performance Overview
Davis International Fund underperformed the Morgan Stanley Capital International All Country World Index ex USA (the “Index”) for the twelve-month period ended October 31, 2018 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of -12.11%, versus a -8.24% return for the Index. Only two sectors1 in the Index had a positive return during the period. The sectors that reported the strongest performance were Energy (up 7%), Health Care (up 2%), and Consumer Staples (down 5%). The sectors within the Index that reported the weakest performance were Communication Services (down 14%), Information Technology (down 14%), and Consumer Discretionary (down 13%).
Detractors from Performance
The Consumer Discretionary sector holdings were the most significant detractor2 from the Fund’s performance. The Fund suffered as a result of weak stock selection and a higher average weighting in this weak performing sector (21%, compared to 10% for the Index). Returns on the Fund’s holdings in this sector were down 22%, compared to down 13% for the Index. A number of the Fund’s largest positions were Consumer Discretionary holdings that were weak performers during the period. JD.com3 (down 37%), the second-largest holding at the end of the period (5.83%) and the leading detractor, New Oriental Education & Technology Group (down 30%), the fourth-largest holding (5.51%), Tarena International (down 40%), and Alibaba (down 23%), the third-largest holding, were top detractors for the period.
The Fund’s Communication Services holdings detracted on both an absolute and relative basis (down 29%, versus down 14% for the Index). Naspers (down 28%), the Fund’s largest holding (6.14%), and Fang Holdings (down 55%) were notable detractors.
While no Energy holding was among the Fund’s top detractors, the Fund’s Energy holdings were a key detractor relative to the Index primarily due to weaker stock selection (down 14%, compared with up 7%).
Returns from the Fund’s Financials holdings hurt absolute performance (down 7%). A number of Financials securities were among the key detractors for the period, including Yirendai (down 62%), DBS Group Holdings (down 14%), and Julius Baer (down 25%). Each was a new purchase during the period.
InterGlobe Aviation (down 37%), from the Industrials sector, also hindered performance.
Contributors to Performance
On an absolute basis, the Fund benefited most from its strong stock selection in Health Care. The Fund’s Health Care holdings outperformed those of the Index (up 23%, versus up 2%). Shire (up 44%), which was purchased during the period, was a top contributor.
Returns on the Fund’s Industrials holdings were the most significant contributor relative to the Index (down 4%, versus down 9%). Safran (up 25%), a top ten holding, and Azul (up 50%), were among the strongest performing securities during the period.
Individual securities which aided performance included Vipshop Holdings (up 102%), the top contributor, and TAL Education Group (up 47%), from the Consumer Discretionary sector, Sul America (up 25%), and Bank of N.T. Butterfield & Son (up 9%) from the Financials sector, Akzo Nobel (up 7%) from the Materials sector, and iQIYI (up 9%) from the Communication Services sector. iQIYI was purchased during the period. The Fund no longer owns Vipshop Holdings, TAL Education Group, or Akzo Nobel.

During the period, the Fund had an average weight of 11% of its net assets in Cash & Equivalents, which was a key contributor compared to the Index.

Davis International Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis International Fund’s principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
From its inception date in December 2006 until January 2010, shares of Davis International Fund were not available for public sale. Only the directors, officers, and employees of the Fund, or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies), were eligible to purchase Fund shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended October 31, 2018, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, October 31, 2018, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS INTERNATIONAL FUND – (CONTINUED)	Management’s Discussion of Fund Performance

Comparison of a $10,000 investment in Davis International Fund Class A versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
over 10 years for an investment made on October 31, 2008

Average Annual Total Return for periods ended October 31, 2018

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(12.11)%	3.06%	7.44%	2.05%	12/29/06	1.04%	1.04%
Class A - with sales charge	(16.29)%	2.06%	6.92%	1.64%	12/29/06	1.04%	1.04%
Class C**	(13.78)%	1.97%	6.12%	0.99%	12/29/06	1.85%	1.85%
Class Y	(11.91)%	3.37%	N/A	4.48%	12/31/09	0.72%	0.72%
MSCI ACWI® ex USA***	(8.24)%	1.63%	6.92%	1.87%

The Fund’s performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Davis Funds Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Average Annual Total Return for periods ended September 30, 2018

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	(5.39)%	4.68%	5.49%

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from December 29, 2006.

DAVIS GLOBAL FUND	Fund Overview
October 31, 2018

Portfolio Composition		Industry Weightings
(% of Fund’s 10/31/18 Net Assets)		(% of 10/31/18 Stock Holdings)

				MSCI
			Fund	ACWI®
Common Stock (Foreign)	52.57%	Retailing	25.51%	4.47%
Common Stock (U.S.)	37.98%	Media & Entertainment	16.41%	5.88%
Preferred Stock (Foreign)	9.27%	Banks	12.86%	9.52%
Other Assets & Liabilities	0.18%	Diversified Financials	9.51%	4.06%
	100.00%	Capital Goods	9.06%	7.11%
		Consumer Services	7.49%	1.66%
		Information Technology	5.28%	15.46%
		Energy	4.25%	6.60%
		Insurance	2.42%	3.76%
		Transportation	2.25%	2.19%
		Automobiles & Components	2.08%	2.12%
		Health Care	1.63%	11.95%
		Materials	1.23%	4.91%
		Consumer Durables & Apparel	0.02%	1.91%
		Food, Beverage & Tobacco	–	4.75%
		Other	–	13.65%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/18 Stock Holdings)		(% of Fund’s 10/31/18 Net Assets)

United States	38.05%	Alphabet Inc. *	6.32%
China	34.22%	New Oriental Education & Technology Group, Inc., ADR	6.18%
Singapore	4.82%	Alibaba Group Holding Ltd., ADR	5.48%
South Africa	4.42%	Wells Fargo & Co.	5.09%
United Kingdom	3.76%	Naspers Ltd. - N	4.42%
Brazil	2.42%	Amazon.com, Inc.	4.41%
Switzerland	2.13%	Missfresh Ltd., Series E, Pfd.	4.33%
Bermuda	2.10%	Hollysys Automation Technologies Ltd.	4.29%
Canada	1.98%	JD.com Inc., Class A, ADR	4.09%
Norway	1.72%	Ferguson PLC	3.75%
India	1.70%
Denmark	1.64%
France	1.02%
Netherlands	0.02%
	100.00%

*Alphabet Inc. holding includes Class A and Class C.

DAVIS GLOBAL FUND – (CONTINUED)	Fund Overview
October 31, 2018

New Positions Added (11/01/17-10/31/18)
(Highlighted positions are those greater than 2.00% of the Fund’s 10/31/18 net assets)

Security	Industry	Date of 1st Purchase	% of Fund’s 10/31/18 Net Assets
Applied Materials, Inc.	Semiconductors & Semiconductor
	Equipment	09/12/18	0.98%
Bank of N.T. Butterfield & Son Ltd.	Banks	01/08/18	2.10%
Danske Bank A/S	Banks	09/18/18	1.64%
DBS Group Holdings Ltd.	Banks	04/06/18	2.29%
DNB ASA	Banks	04/26/18	1.71%
General Electric Co.	Capital Goods	08/27/18	1.39%
iQIYI, Inc., Class A, ADR	Media & Entertainment	03/29/18	2.06%
Johnson Controls International plc	Capital Goods	11/15/17	–
Julius Baer Group Ltd.	Capital Markets	05/25/18	0.90%
Missfresh Ltd., Series E, Pfd.	Retailing	08/30/18	4.33%
Mobike Ltd., Series F, Pfd.	Retailing	01/22/18	–
Shire PLC, ADR	Pharmaceuticals, Biotechnology &
	Life Sciences	02/27/18	–
Yirendai Ltd., ADR	Consumer Finance	04/10/18	1.29%

Positions Closed (11/01/17-10/31/18)
(Gains and losses greater than $4,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
58.com Inc., Class A, ADR	Media & Entertainment	09/19/18	$358,648
Akzo Nobel N.V.	Materials	04/13/18	4,140,932
ANGI Homeservices Inc., Class A	Media & Entertainment	04/13/18	3,778,865
Aptiv PLC	Automobiles & Components	04/17/18	2,358,921
Axalta Coating Systems Ltd.	Materials	04/03/18	989,337
Baidu, Inc., Class A, ADR	Media & Entertainment	10/23/18	1,125,671
Brenntag AG	Capital Goods	09/20/18	427,646
Cabot Oil & Gas Corp.	Energy	03/29/18	(2,604,246)
CarMax, Inc.	Retailing	11/22/17	3,866,318
Delphi Technologies PLC	Automobiles & Components	01/29/18	547,307
Diplomat Pharmacy, Inc.	Health Care Equipment & Services	04/11/18	3,302,238
FedEx Corp.	Transportation	04/13/18	2,596,585
Johnson Controls International plc	Capital Goods	09/12/18	2,202,597
JPMorgan Chase & Co.	Banks	08/17/18	11,405,891
Jumei International Holding Ltd.,
Class A, ADR	Retailing	12/15/17	(267,372)
Liberty Global PLC, Series C	Media & Entertainment	03/05/18	(9,165)
Liberty Latin America Ltd., Class C	Media & Entertainment	09/19/18	(386,036)
Mobike Ltd., Series F, Pfd.	Retailing	04/13/18	(3,747,485)
Novus Holdings Ltd.	Commercial & Professional Services	11/29/17	1,626
Paramount Resources Ltd., Class A	Energy	07/10/18	(957,616)
Safran S.A.	Capital Goods	08/22/18	15,763,173
Shire PLC, ADR	Pharmaceuticals, Biotechnology &
	Life Sciences	10/03/18	4,964,073
TAL Education Group, Class A, ADR	Consumer Services	06/14/18	13,963,841
Vipshop Holdings Ltd., Class A, ADR	Retailing	02/07/18	4,325,098
ZTO Express (Cayman) Inc., Class A, ADR	Transportation	04/10/18	(2,394,829)

DAVIS INTERNATIONAL FUND	Fund Overview
October 31, 2018

Portfolio Composition		Industry Weightings
(% of Fund’s 10/31/18 Net Assets)		(% of 10/31/18 Stock Holdings)

				MSCI
				ACWI®
			Fund	EX USA
Common Stock (Foreign)	87.97%	Retailing	22.71%	2.32%
Preferred Stock (Foreign)	8.18%	Capital Goods	13.70%	7.85%
Short-Term Investments	3.65%	Banks	13.44%	13.88%
Other Assets & Liabilities	0.20%	Media & Entertainment	10.20%	3.28%
	100.00%	Consumer Services	7.87%	1.36%
		Energy	6.97%	7.75%
		Diversified Financials	5.57%	3.19%
		Health Care	4.97%	8.62%
		Information Technology	4.67%	8.18%
		Transportation	4.53%	2.62%
		Insurance	2.65%	5.26%
		Materials	2.12%	7.78%
		Consumer Durables & Apparel	0.60%	2.79%
		Food, Beverage & Tobacco	–	5.64%
		Telecommunication Services	–	3.94%
		Automobiles & Components	–	3.83%
		Other	–	11.71%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 10/31/18 Stock Holdings)		(% of Fund’s 10/31/18 Net Assets)

China	41.85%	Naspers Ltd. - N	6.14%
France	8.14%	JD.com Inc., Class A, ADR	5.83%
Switzerland	7.57%	Alibaba Group Holding Ltd., ADR	5.71%
Canada	6.97%	New Oriental Education & Technology Group, Inc., ADR	5.51%
Singapore	6.46%	Seven Generations Energy Ltd., Class A	4.64%
United Kingdom	6.42%	Missfresh Ltd., Series E, Pfd.	4.58%
South Africa	6.39%	DBS Group Holdings Ltd.	4.55%
Norway	4.33%	Hollysys Automation Technologies Ltd.	4.49%
Brazil	3.25%	Safran S.A.	4.40%
Bermuda	2.77%	DNB ASA	4.16%
India	2.30%
Denmark	1.62%
Germany	1.33%
Netherlands	0.60%
	100.00%

DAVIS INTERNATIONAL FUND – (CONTINUED)	Fund Overview
October 31, 2018

New Positions Added (11/01/17-10/31/18)
(Highlighted positions are those greater than 2.50% of the Fund’s 10/31/18 net assets)

Security	Industry	Date of 1st Purchase	% of Fund’s 10/31/18 Net Assets
Azul S.A., ADR	Transportation	09/14/18	0.57%
Bank of N.T. Butterfield & Son Ltd.	Banks	01/08/18	2.66%
Danske Bank A/S	Banks	09/18/18	1.56%
DBS Group Holdings Ltd.	Banks	04/06/18	4.55%
DNB ASA	Banks	02/13/18	4.16%
iQIYI, Inc., Class A, ADR	Media & Entertainment	03/29/18	1.76%
Julius Baer Group Ltd.	Capital Markets	05/25/18	2.57%
Missfresh Ltd., Series E, Pfd.	Retailing	08/30/18	4.58%
Mobike Ltd., Series F, Pfd.	Retailing	01/22/18	–
Shire PLC, ADR	Pharmaceuticals, Biotechnology &
	Life Sciences	02/27/18	2.11%
Yirendai Ltd., ADR	Consumer Finance	03/14/18	1.38%

Positions Closed (11/01/17-10/31/18)
(Gains and losses greater than $1,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Air Liquide S.A.	Materials	01/23/18	$136,867
Akzo Nobel N.V.	Materials	05/02/18	448,828
B3 S.A. - Brasil, Bolsa, Balcao	Capital Markets	05/02/18	1,555,760
Groupe Bruxelles Lambert S.A.	Diversified Financial Services	04/03/18	178,452
Jumei International Holding Ltd.,
Class A, ADR	Retailing	12/15/17	(117,986)
Linde AG	Materials	08/13/18	1,162,804
Meggitt PLC	Capital Goods	08/28/18	(79,668)
Mobike Ltd., Series F, Pfd.	Retailing	04/13/18	(717,209)
Novus Holdings Ltd.	Commercial & Professional Services	11/29/17	326
Paramount Resources Ltd., Class A	Energy	07/10/18	(125,090)
Pargesa Holding S.A., Bearer Shares	Diversified Financial Services	03/29/18	(29,242)
TAL Education Group, Class A, ADR	Consumer Services	06/14/18	3,916,724
Vipshop Holdings Ltd., Class A, ADR	Retailing	02/07/18	2,166,615

DAVIS GLOBAL FUND	Expense Example
DAVIS INTERNATIONAL FUND

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended October 31, 2018.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS GLOBAL FUND	Expense Example – (Continued)
DAVIS INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(05/01/18)	(10/31/18)	(05/01/18-10/31/18)
Davis Global Fund
Class A (annualized expense ratio 0.96%**)
Actual	$1,000.00	$861.73	$4.50
Hypothetical	$1,000.00	$1,020.37	$4.89
Class C (annualized expense ratio 1.72%**)
Actual	$1,000.00	$858.42	$8.06
Hypothetical	$1,000.00	$1,016.53	$8.74
Class Y (annualized expense ratio 0.71%**)
Actual	$1,000.00	$862.96	$3.33
Hypothetical	$1,000.00	$1,021.63	$3.62
Davis International Fund
Class A (annualized expense ratio 1.03%**)
Actual	$1,000.00	$837.42	$4.77
Hypothetical	$1,000.00	$1,020.01	$5.24
Class C (annualized expense ratio 1.83%**)
Actual	$1,000.00	$833.60	$8.46
Hypothetical	$1,000.00	$1,015.98	$9.30
Class Y (annualized expense ratio 0.74%**)
Actual	$1,000.00	$838.47	$3.43
Hypothetical	$1,000.00	$1,021.48	$3.77

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS GLOBAL FUND	Schedule of Investments
October 31, 2018

	Shares/Units	Value (Note 1)
COMMON STOCK – (90.55%)
COMMUNICATION SERVICES – (16.38%)
Media & Entertainment – (16.38%)
Alphabet Inc., Class A *	3,433	$3,743,961
Alphabet Inc., Class C *	57,903	62,348,213
ASAC II L.P. *(a)(b)	35,352	34,518
Facebook, Inc., Class A *	227,800	34,577,762
Fang Holdings Ltd., Class A, ADR (China)*	1,358,066	2,756,874
iQIYI, Inc., Class A, ADR (China)*	1,096,760	21,540,366
Naspers Ltd. - N (South Africa)	263,170	46,160,240
	Total Communication Services	171,161,934
CONSUMER DISCRETIONARY – (25.76%)
Automobiles & Components – (2.08%)
Adient PLC	713,690	21,710,450
Consumer Durables & Apparel – (0.01%)
Hunter Douglas N.V. (Netherlands)	2,736	182,379
Consumer Services – (7.48%)
New Oriental Education & Technology Group, Inc., ADR (China)*	1,103,410	64,560,519
Tarena International, Inc., Class A, ADR (China)	1,571,300	13,591,745
		78,152,264
Retailing – (16.19%)
Alibaba Group Holding Ltd., ADR (China)*	402,290	57,237,822
Amazon.com, Inc. *	28,810	46,038,668
JD.com Inc., Class A, ADR (China)*	1,817,585	42,749,599
Meituan Dianping, Class B (China)*(a)	1,753,529	10,392,599
Quotient Technology Inc. *	992,900	12,778,623
		169,197,311
	Total Consumer Discretionary	269,242,404
ENERGY – (4.24%)
Apache Corp.	627,080	23,722,436
Encana Corp. (Canada)	1,142,190	11,696,026
Seven Generations Energy Ltd., Class A (Canada)*	832,700	8,925,061
	Total Energy	44,343,523
FINANCIALS – (24.75%)
Banks – (12.83%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	543,960	21,916,148
Danske Bank A/S (Denmark)	896,220	17,152,417
DBS Group Holdings Ltd. (Singapore)	1,411,630	23,951,712
DNB ASA (Norway)	992,160	17,924,762
Wells Fargo & Co.	998,680	53,159,736
		134,104,775
Diversified Financials – (9.50%)
Capital Markets – (1.81%)
Julius Baer Group Ltd. (Switzerland)	205,360	9,365,395
Noah Holdings Ltd., ADS (China)*	253,210	9,548,549
		18,913,944
Consumer Finance – (4.94%)
Capital One Financial Corp.	426,780	38,111,454

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2018

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Consumer Finance – (Continued)
Yirendai Ltd., ADR (China)	866,130	$13,476,983
		51,588,437
Diversified Financial Services – (2.75%)
Berkshire Hathaway Inc., Class B *	139,970	28,733,041
		99,235,422
Insurance – (2.42%)
Multi-line Insurance – (2.42%)
Sul America S.A. (Brazil)	3,791,082	25,263,693
	Total Financials	258,603,890
HEALTH CARE – (1.63%)
Health Care Equipment & Services – (1.63%)
Aetna Inc.	85,860	17,034,624
	Total Health Care	17,034,624
INDUSTRIALS – (11.29%)
Capital Goods – (9.04%)
Ferguson PLC (United Kingdom)	581,097	39,177,297
General Electric Co.	1,439,880	14,542,788
Schneider Electric SE (France)	146,650	10,604,421
United Technologies Corp.	242,690	30,144,525
		94,469,031
Transportation – (2.25%)
CAR Inc. (China)*	7,236,130	5,752,097
InterGlobe Aviation Ltd. (India)	1,478,935	17,720,905
		23,473,002
	Total Industrials	117,942,033
INFORMATION TECHNOLOGY – (5.27%)
Semiconductors & Semiconductor Equipment – (0.98%)
Applied Materials, Inc.	310,620	10,213,185
Technology Hardware & Equipment – (4.29%)
Hollysys Automation Technologies Ltd. (China)	2,333,703	44,853,772
	Total Information Technology	55,066,957
MATERIALS – (1.23%)
LafargeHolcim Ltd. (Switzerland)	279,606	12,872,580
	Total Materials	12,872,580
TOTAL COMMON STOCK – (Identified cost $950,242,009)		946,267,945

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2018

		Shares	Value (Note 1)
PREFERRED STOCK – (9.27%)
CONSUMER DISCRETIONARY – (9.27%)
	Retailing – (9.27%)
	Didi Chuxing Joint Co., Series A (China)*(a)(b)	479,462	$22,294,983
	Didi Chuxing Joint Co., Series B (China)*(a)(b)	63,325	2,944,612
	Grab Holdings Inc., Series F (Singapore)*(a)(b)	2,398,770	14,783,380
	Grab Holdings Inc., Series G (Singapore)*(a)(b)	1,881,391	11,594,824
	Missfresh Ltd., Series E (China)*(a)(b)	10,559,338	45,239,372
		Total Consumer Discretionary	96,857,171
	TOTAL PREFERRED STOCK – (Identified cost $84,245,749)		96,857,171
	Total Investments – (99.82%) – (Identified cost $1,034,487,758)		1,043,125,116
	Other Assets Less Liabilities – (0.18%)		1,858,541
	Net Assets – (100.00%)		$1,044,983,657

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS INTERNATIONAL FUND	Schedule of Investments
October 31, 2018

	Shares/Units	Value (Note 1)
COMMON STOCK – (87.97%)
COMMUNICATION SERVICES – (9.81%)
Media & Entertainment – (9.81%)
58.com Inc., Class A, ADR (China)*	3,340	$219,071
Baidu, Inc., Class A, ADR (China)*	21,695	4,123,352
Fang Holdings Ltd., Class A, ADR (China)*	743,990	1,510,300
iQIYI, Inc., Class A, ADR (China)*	276,660	5,433,602
Naspers Ltd. - N (South Africa)	107,960	18,936,275
	Total Communication Services	30,222,600
CONSUMER DISCRETIONARY – (21.79%)
Consumer Durables & Apparel – (0.57%)
Hunter Douglas N.V. (Netherlands)	26,653	1,776,664
Consumer Services – (7.57%)
New Oriental Education & Technology Group, Inc., ADR (China)*	290,390	16,990,719
Tarena International, Inc., Class A, ADR (China)	732,880	6,339,412
		23,330,131
Retailing – (13.65%)
Alibaba Group Holding Ltd., ADR (China)*	123,620	17,588,653
Ctrip.com International, Ltd., ADR (China)*	136,170	4,531,738
JD.com Inc., Class A, ADR (China)*	763,610	17,960,107
Meituan Dianping, Class B (China)*(a)	335,611	1,989,058
		42,069,556
	Total Consumer Discretionary	67,176,351
ENERGY – (6.70%)
Encana Corp. (Canada)	621,450	6,363,648
Seven Generations Energy Ltd., Class A (Canada)*	1,333,900	14,297,033
	Total Energy	20,660,681
FINANCIALS – (20.83%)
Banks – (12.93%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	203,760	8,209,490
Danske Bank A/S (Denmark)	251,360	4,810,684
DBS Group Holdings Ltd. (Singapore)	825,760	14,011,013
DNB ASA (Norway)	709,962	12,826,459
		39,857,646
Diversified Financials – (5.35%)
Capital Markets – (3.97%)
Julius Baer Group Ltd. (Switzerland)	173,600	7,916,987
Noah Holdings Ltd., ADS (China)*	114,820	4,329,863
		12,246,850
Consumer Finance – (1.38%)
Yirendai Ltd., ADR (China)	273,400	4,254,104
		16,500,954
Insurance – (2.55%)
Multi-line Insurance – (2.55%)
Sul America S.A. (Brazil)	1,179,649	7,861,157
	Total Financials	64,219,757
HEALTH CARE – (4.78%)
Pharmaceuticals, Biotechnology & Life Sciences – (4.78%)
Novartis AG, ADR (Switzerland)	50,690	4,433,347

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2018

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (Continued)
Roche Holding AG - Genusschein (Switzerland)	15,650	$3,808,622
Shire PLC, ADR (United Kingdom)	35,760	6,501,168
	Total Health Care	14,743,137
INDUSTRIALS – (17.53%)
Capital Goods – (13.17%)
Brenntag AG (Germany)	75,551	3,945,621
Ferguson PLC (United Kingdom)	185,663	12,517,315
Safran S.A. (France)	105,020	13,571,510
Schneider Electric SE (France)	146,100	10,564,650
		40,599,096
Transportation – (4.36%)
Azul S.A., ADR (Brazil)*	72,400	1,765,112
CAR Inc. (China)*	1,989,490	1,581,472
InterGlobe Aviation Ltd. (India)	567,927	6,805,019
ZTO Express (Cayman) Inc., Class A, ADR (China)	201,658	3,270,893
		13,422,496
	Total Industrials	54,021,592
INFORMATION TECHNOLOGY – (4.49%)
Technology Hardware & Equipment – (4.49%)
Hollysys Automation Technologies Ltd. (China)	720,020	13,838,784
	Total Information Technology	13,838,784
MATERIALS – (2.04%)
LafargeHolcim Ltd. (Switzerland)	136,477	6,283,166
	Total Materials	6,283,166
TOTAL COMMON STOCK – (Identified cost $303,119,350)		271,166,068
PREFERRED STOCK – (8.18%)
CONSUMER DISCRETIONARY – (8.18%)
Retailing – (8.18%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	128,505	5,975,482
Grab Holdings Inc., Series F (Singapore)*(a)(b)	549,889	3,388,911
Grab Holdings Inc., Series G (Singapore)*(a)(b)	286,316	1,764,537
Missfresh Ltd., Series E (China)*(a)(b)	3,292,318	14,105,278
	Total Consumer Discretionary	25,234,208
TOTAL PREFERRED STOCK – (Identified cost $22,028,595)		25,234,208
SHORT-TERM INVESTMENTS – (3.65%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 2.22%, 11/01/18, dated 10/31/18, repurchase value of $3,752,231 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 1.00%-10.25%, 11/15/18-02/01/57, total market value $3,827,040)	$3,752,000	3,752,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 2.20%, 11/01/18, dated 10/31/18, repurchase value of $753,046 (collateralized by: U.S. Government agency obligation in a pooled cash account, 3.00%, 09/30/25, total market value $768,060)	753,000	753,000

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
October 31, 2018

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	Nomura Securities International, Inc. Joint Repurchase Agreement, 2.21%, 11/01/18, dated 10/31/18, repurchase value of $3,001,184 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.23%-6.20%, 04/01/27-09/20/61, total market value $3,061,020)	$3,001,000	$3,001,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 2.21%, 11/01/18, dated 10/31/18, repurchase value of $3,752,230 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.853%-4.50%, 06/01/27-10/01/48, total market value $3,827,040)	3,752,000	3,752,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $11,258,000)	11,258,000
	Total Investments – (99.80%) – (Identified cost $336,405,945) – (b)		307,658,276
	Other Assets Less Liabilities – (0.20%)		604,627
		Net Assets – (100.00%)	$308,262,903

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Assets and Liabilities
DAVIS INTERNATIONAL FUND	At October 31, 2018

	Davis Global Fund	Davis International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$1,043,125,116	$307,658,276
Cash	–	24
Receivables:
Capital stock sold	2,883,162	550,445
Dividends and interest	1,585,927	477,474
Investment securities sold	6,963,022	250,172
Prepaid expenses	30,551	9,117
Total assets	1,054,587,778	308,945,508
LIABILITIES:
Cash overdraft	7,429,197	–
Payables:
Capital stock redeemed	1,015,677	306,913
Accrued custodian fees	159,232	78,186
Accrued distribution and service plan fees	168,640	16,169
Accrued investment advisory fee	570,925	164,911
Accrued registration and filing fees	25,730	42,500
Accrued transfer agent fees	166,116	38,239
Other accrued expenses	68,604	35,687
Total liabilities	9,604,121	682,605
NET ASSETS	$1,044,983,657	$308,262,903
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$2,328,684	$1,381,968
Additional paid-in capital	956,022,148	328,477,085
Distributable earnings (losses)	86,632,825	(21,596,150)
Net Assets	$1,044,983,657	$308,262,903

*Including:
Cost of investments	$1,034,487,758	$336,405,945

DAVIS GLOBAL FUND	Statements of Assets and Liabilities – (Continued)
DAVIS INTERNATIONAL FUND	At October 31, 2018

	Davis Global Fund	Davis International Fund
CLASS A SHARES:
Net assets	$192,199,279	$31,448,377
Shares outstanding	8,519,200	2,787,453
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$22.56	$11.28
Maximum offering price per share (100/95.25 of net asset value)†	$23.69	$11.84
CLASS C SHARES:
Net assets	$131,459,700	$10,268,341
Shares outstanding	6,231,681	975,887
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$21.10	$10.52
CLASS Y SHARES:
Net assets	$721,324,678	$266,546,185
Shares outstanding	31,822,803	23,876,021
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$22.67	$11.16

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Operations
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2018

	Davis Global Fund	Davis International Fund
INVESTMENT INCOME:
Income:
Dividends*	$14,983,608	$4,306,458
Interest	317,413	529,721
Total income	15,301,021	4,836,179
Expenses:
Investment advisory fees (Note 3)	6,427,779	1,595,678
Custodian fees	528,647	229,480
Transfer agent fees:
Class A	188,740	33,949
Class C	129,441	14,155
Class Y	588,963	96,539
Audit fees	21,738	21,738
Legal fees	5,828	1,476
Accounting fees (Note 3)	29,000	6,000
Reports to shareholders	61,856	14,512
Directors’ fees and expenses	44,193	12,959
Registration and filing fees	127,803	69,148
Miscellaneous	66,018	22,635
Distribution and service plan fees (Note 3):
Class A	507,292	69,106
Class C	1,531,864	85,327
Total expenses	10,259,162	2,272,702
Net investment income	5,041,859	2,563,477
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	86,577,979	7,407,017
Foreign currency transactions	(296,160)	(63,849)
Net realized gain	86,281,819	7,343,168
Net change in unrealized appreciation (depreciation)**	(232,689,617)	(62,984,172)
Net realized and unrealized loss on investments and foreign currency transactions	(146,407,798)	(55,641,004)
Net decrease in net assets resulting from operations	$(141,365,939)	$(53,077,527)

*Net of foreign taxes withheld of	$346,159	$303,038
**Net of deferred foreign taxes of	(206,541)	(30,024)

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2018

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income	$5,041,859	$2,563,477
Net realized gain from investments and foreign currency transactions	86,281,819	7,343,168
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(232,689,617)	(62,984,172)
Net decrease in net assets resulting from operations	(141,365,939)	(53,077,527)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	–	(21,062)
Class Y	(800,711)	(729,277)
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions (Note 4):
Class A	39,829,026	21,144,952
Class C	18,291,760	9,872,880
Class Y	156,018,450	139,225,573
Total increase in net assets	71,972,586	116,415,539
NET ASSETS:
Beginning of year	973,011,071	191,847,364
End of year	$1,044,983,657	$308,262,903

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2017

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income	$314,211	$512,779
Net realized loss from investments and foreign currency transactions	(274,293)	(2,484,195)
Net increase in unrealized appreciation on investments and foreign currency transactions	207,230,903	33,279,028
Net increase in net assets resulting from operations	207,270,821	31,307,612
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(2,586)
Class Y	–	(252,531)
Realized gains from investment transactions:
Class A	–	(11,206)
Class B†	–	(62)
Class C	–	(1,657)
Class Y	–	(121,589)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	36,754,763	4,453,168
Class B†	(716,028)	(54,461)
Class C	25,606,763	829,916
Class Y	218,963,711	54,168,013
Total increase in net assets	487,880,030	90,314,617
NET ASSETS:
Beginning of year	485,131,041	101,532,747
End of year*	$973,011,071	$191,847,364

*Including undistributed net investment income (loss) of	$(18,006)	$467,964

†For the period from November 1, 2016 through August 31, 2017 (conversion of Class into A shares).

See Notes to Financial Statements

DAVIS GLOBAL FUND	Notes to Financial Statements
DAVIS INTERNATIONAL FUND	October 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis New York Venture Fund, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock including the following two funds (collectively “Funds”):

Davis Global Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 22, 2004, and until January 1, 2007, shares of the Fund were not available for public sale.

Davis International Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 29, 2006, and until January 1, 2010, shares of the Fund were not available for public sale.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved.

Prior to being available for public sale, only the directors, officers, and employees of the Funds or their investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase the Funds’ shares.

The Funds follow the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Class B shares were closed by conversion into Class A shares on August 31, 2017. Class A shares are sold with a front-end sales charge. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Effective July 1, 2018, Class C shares automatically convert to Class A shares after 10 years. Any existing Class C shares held longer than 10 years as of July 1, 2018 were converted in July 2018. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses are recorded on the accrual basis and those directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. Each Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by each Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of  a number of  subjective factors  and is therefore  subject to the  unavoidable risk  that the value assigned to a

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of October 31, 2018 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
	Davis Global	Davis International
	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Common stock:
Communication Services	$124,967,176	$11,286,325
Consumer Discretionary	258,667,426	63,410,629
Energy	44,343,523	20,660,681
Financials	190,209,604	24,654,614
Health Care	17,034,624	10,934,515
Industrials	44,687,313	5,036,005
Information Technology	55,066,957	13,838,784
Total Level 1	734,976,623	149,821,553
Level 2 – Other Significant Observable Inputs:
Common stock*:
Communication Services	46,160,240	18,936,275
Consumer Discretionary	10,574,978	3,765,722
Financials	68,394,286	39,565,143
Health Care	–	3,808,622
Industrials	73,254,720	48,985,587
Materials	12,872,580	6,283,166
Short-term securities	–	11,258,000
Total Level 2	211,256,804	132,602,515
Level 3 – Significant Unobservable Inputs:
Common stock:
Communication Services	34,518	–
Preferred stock:
Consumer Discretionary	96,857,171	25,234,208
Total Level 3	96,891,689	25,234,208
Total Investments	$1,043,125,116	$307,658,276

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended October 31, 2018. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at October 31, 2018 was $252,464 and $(50,272) for Davis Global Fund and Davis International Fund, respectively. There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance November 1, 2017	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance October 31, 2018
Davis Global Fund
Investments in Securities:
Common Stock	$34,305	$–	$213	$–	$–	$34,518
Preferred Stock	51,365,549	74,467,259	252,251	(3,747,485)	(25,480,403)	96,857,171
Total Level 3	$51,399,854	$74,467,259	$252,464	$(3,747,485)	$(25,480,403)	$96,891,689
Davis International Fund
Investments in Securities:
Preferred Stock	$11,179,202	$19,699,254	$(50,272)	$(717,209)	$(4,876,767)	$25,234,208
Total Level 3	$11,179,202	$19,699,254	$(50,272)	$(717,209)	$(4,876,767)	$25,234,208

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable	Amount(s) or	Impact to Valuation from
	October 31, 2018	Technique	Input(s)	Range	an Increase in Input
Davis Global Fund
Investments in Securities:
Common Stock	$34,518	Discounted Cash Flow	Annualized Yield	3.61%	Decrease

Preferred Stock	25,239,595	Market Approach	Transaction Price	$46.50	Increase

Preferred Stock	26,378,204	Market Approach	Transaction Price	$6.1629	Increase

Preferred Stock	45,239,372	Market Approach	Transaction Price	$4.2843	Increase
Total Level 3	$96,891,689
Davis International Fund
Investments in Securities:
Preferred Stock	$5,975,482	Market Approach	Transaction Price	$46.50	Increase

Preferred Stock	5,153,448	Market Approach	Transaction Price	$6.1629	Increase

Preferred Stock	14,105,278	Market Approach	Transaction Price	$4.2843	Increase
Total Level 3	$25,234,208

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds’ investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of October 31, 2018, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2015.

During the year ended October 31, 2018, Davis Global Fund and Davis International Fund utilized $1,299,956 and $2,470,140 in capital loss carryforwards, respectively. Therefore the Funds did not have unused capital loss carryforwards available for federal income tax purposes at the end of the year.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - (Continued)

At October 31, 2018, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Davis Global	Davis International
	Fund	Fund
Cost	$1,035,628,870	$336,418,010
Unrealized appreciation	127,909,681	19,180,333
Unrealized depreciation	(120,413,435)	(47,940,067)
Net unrealized appreciation (depreciation)	$7,496,246	$(28,759,734)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, equalization accounting, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Funds’ net assets have not been affected by these reclassifications. During the year ended October 31, 2018, amounts have been reclassified to reflect increases (decreases) as follows:

Davis Global Fund

Distributable earnings (losses)	$(10,068,209)
Additional paid-in capital	10,068,209

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - (Continued)

The tax character of distributions paid during the years ended October 31, 2018 and 2017 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Global Fund
2018	$800,711	$–	$–	$800,711
2017	–	–	–	–
Davis International Fund
2018	$750,339	$–	$–	$750,339
2017	389,631	–	–	389,631

As of October 31, 2018, the components of distributable earnings (losses) on a tax basis were as follows:

	Davis Global Fund	Davis International Fund
Undistributed ordinary income	$13,274,925	$3,624,692
Undistributed long-term capital gain	65,877,626	3,545,413
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	7,496,305	(28,762,347)
Total	$86,648,856	$(21,592,242)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2018

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended October 31, 2018 were as follows:

	Davis Global Fund	Davis International Fund
Cost of purchases	$661,030,206	$241,458,133
Proceeds from sales	417,091,975	43,460,744

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of October 31, 2018, related shareholders with greater than 20% of outstanding shares were as follows:

Davis Global Fund	Davis International Fund
n/a	26%

Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for each Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse the Funds’ expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.15%; Class C shares, 1.90%; Class Y shares, 0.90%), until March 1, 2019. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to that date without the consent of the Board of Directors. Prior to September 1, 2018 the operating expense caps were as follows: Class A shares, 1.30%; Class C shares, 2.30%; Class Y shares, 1.05%.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended October 31, 2018
	Davis Global Fund	Davis International Fund
Transfer agent fees paid to Adviser	$51,230	$7,800
Accounting fees paid to Adviser	29,000	6,000

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2018

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans (“12b-1 Plans”) for Class A and Class C shares. Under the 12b-1 Plans, the Funds reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds pays the Distributor a 12b-1 fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

	Year ended October 31, 2018
	Davis Global Fund	Davis International Fund
Distribution fees:
Class C	$1,148,898	$63,995
Service fees:
Class A	507,292	69,106
Class C	382,966	21,332

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sale of Class C shares of the Funds are re-allowed to qualified selling dealers.

	Year ended October 31, 2018
	Davis Global Fund	Davis International Fund
Class A commissions retained by Distributor	$161,189	$64,280
Class A commissions re-allowed to investment dealers	907,883	354,702
Total commissions earned on sale of Class A	$1,069,072	$418,982
Commission advances by the Distributor on the sale of:
Class C	$534,851	$109,238
CDSCs received by the Distributor from:
Class C	14,315	2,397

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2018

NOTE 4 - CAPITAL STOCK

At October 31, 2018, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 275 million shares are designated to Davis Global Fund and 175 million shares are designated to Davis International Fund. As of May 1, 2013, Class B shares were no longer offered for new purchases and were closed by conversion into Class A shares on August 31, 2017. Transactions in capital stock were as follows:

	Year ended October 31, 2018
	Sold		Reinvestment of Distributions	Redeemed*		Net Increase
Davis Global Fund
Shares: Class A	3,362,171	^	–	(1,888,406)		1,473,765
Class C	2,458,059		–	(1,726,701)	^	731,358
Class Y	14,733,025		28,900	(9,134,441)		5,627,484
Value: Class A	$89,028,910^		$–	$(49,199,884)		$39,829,026
Class C	60,831,530		–	(42,539,770)	^	18,291,760
Class Y	389,376,424		733,487	(234,091,461)		156,018,450

Davis International Fund
Shares: Class A	1,994,662	^	1,442	(435,246)		1,560,858
Class C	931,039		–	(152,083)	^	778,956
Class Y	16,270,297		57,488	(6,104,204)		10,223,581
Value: Class A	$26,646,757	^	$18,427	$(5,520,232)		$21,144,952
Class C	11,710,805		–	(1,837,925)	^	9,872,880
Class Y	215,701,817		725,498	(77,201,742)		139,225,573

* Davis Global Fund: net of redemption fees amounting to $7,100, $554, and $18,725, for Class A, Class C, and Class Y, respectively.
   Davis International Fund: net of redemption fees amounting to $70, $154 and $5,816, for Class A, Class C and Class Y, respectively.
   ^  Includes Class C to Class A conversions as disclosed in Note 1 of the Notes to Financial Statements.

	Year ended October 31, 2017
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	3,560,783	–	(1,806,468)	1,754,315
Class B**	6,658	–	(41,115)	(34,457)
Class C	2,426,170	–	(1,222,380)	1,203,790
Class Y	14,840,349	–	(4,519,766)	10,320,583
Value: Class A	$76,706,578	$–	$(39,951,815)	$36,754,763
Class B**	142,207	–	(858,235)	(716,028)
Class C	50,604,058	–	(24,997,295)	25,606,763
Class Y	323,086,913	–	(104,123,202)	218,963,711

Davis International Fund
Shares: Class A	559,813	1,015	(187,990)	372,838
Class B**	4,066	7	(8,876)	(4,803)
Class C	111,811	162	(44,379)	67,594
Class Y	4,588,861	38,450	(260,178)	4,367,133
Value: Class A	$6,450,257	$9,918	$(2,007,007)	$4,453,168
Class B**	43,877	62	(98,400)	(54,461)
Class C	1,301,095	1,502	(472,681)	829,916
Class Y	56,730,447	370,661	(2,933,095)	54,168,013

*   Davis Global Fund: net of redemption fees amounting to $3,783, $2,038, and $5,044, for Class A, Class C, and Class Y, respectively.
     Davis International Fund: net of redemption fees amounting to $556, $5, and $159, for Class A, Class C, and Class Y, respectively.
** For the period from November 1, 2016 through August 31, 2017 (conversion of Class into A shares).

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Funds had no borrowings during the year ended October 31, 2018.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	October 31, 2018

NOTE 6 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of October 31, 2018, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Global Fund amounted to $107,284,288 or 10.27% of the Fund’s net assets as of October 31, 2018. The aggregate value of restricted securities in Davis International Fund amounted to $27,223,266 or 8.83% of the Fund’s net assets as of October 31, 2018. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of October 31, 2018

Davis Global Fund	ASAC II L.P.	10/10/13	35,352	$1.00	$0.9764

Davis Global Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	479,462	$28.7714	$46.50

Davis Global Fund	Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	63,325	$50.9321	$46.50

Davis Global Fund	Grab Holdings Inc., Series F, Pfd.	08/24/16	2,398,770	$4.8191	$6.1629

Davis Global Fund	Grab Holdings Inc., Series G, Pfd.	08/02/17	1,881,391	$5.5419	$6.1629

Davis Global Fund	Meituan Dianping, Class B	09/20/18	1,753,529	$5.5891	$5.9267

Davis Global Fund	Missfresh Ltd., Series E, Pfd.	08/30/18	10,559,338	$4.2843	$4.2843

Davis International Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	128,505	$28.6887	$46.50

Davis International Fund	Grab Holdings Inc., Series F, Pfd.	08/24/16	549,889	$4.8191	$6.1629

Davis International Fund	Grab Holdings Inc., Series G, Pfd.	08/02/17	286,316	$5.5419	$6.1629

Davis International Fund	Meituan Dianping, Class B	09/20/18	335,611	$5.5891	$5.9267

Davis International Fund	Missfresh Ltd., Series E, Pfd.	08/30/18	3,292,318	$4.2843	$4.2843

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Year ended October 31, 2018	$25.27	$0.09	$(2.80)	$(2.71)
Year ended October 31, 2017	$19.18	$(0.01)	$6.10	$6.09
Year ended October 31, 2016	$19.11	$(0.02)	$1.18	$1.16
Year ended October 31, 2015	$19.08	$0.01	$0.18	$0.19
Year ended October 31, 2014	$16.93	$0.06	$2.17	$2.23
Davis Global Fund Class C:
Year ended October 31, 2018	$23.81	$(0.10)	$(2.61)	$(2.71)
Year ended October 31, 2017	$18.21	$(0.16)	$5.76	$5.60
Year ended October 31, 2016	$18.33	$(0.16)	$1.13	$0.97
Year ended October 31, 2015	$18.44	$(0.13)	$0.16	$0.03
Year ended October 31, 2014	$16.44	$(0.11)	$2.11	$2.00
Davis Global Fund Class Y:
Year ended October 31, 2018	$25.35	$0.16	$(2.81)	$(2.65)
Year ended October 31, 2017	$19.20	$0.05	$6.10	$6.15
Year ended October 31, 2016	$19.09	$0.02	$1.20	$1.22
Year ended October 31, 2015	$19.07	$0.05	$0.18	$0.23
Year ended October 31, 2014	$16.91	$0.11	$2.16	$2.27
Davis International Fund Class A:
Year ended October 31, 2018	$12.85	$0.08	$(1.63)	$(1.55)
Year ended October 31, 2017	$9.99	$0.02	$2.85	$2.87
Year ended October 31, 2016	$10.33	$0.01	$0.02	$0.03
Year ended October 31, 2015	$10.61	$0.04	$(0.28)	$(0.24)
Year ended October 31, 2014	$10.18	$0.06	$0.41	$0.47
Davis International Fund Class C:
Year ended October 31, 2018	$12.08	$(0.02)	$(1.54)	$(1.56)
Year ended October 31, 2017	$9.48	$(0.09)	$2.70	$2.61
Year ended October 31, 2016	$9.89	$(0.09)	$0.01	$(0.08)
Year ended October 31, 2015	$10.22	$(0.06)	$(0.27)	$(0.33)
Year ended October 31, 2014	$9.89	$(0.08)	$0.41	$0.33
Davis International Fund Class Y:
Year ended October 31, 2018	$12.72	$0.12	$(1.63)	$(1.51)
Year ended October 31, 2017	$9.88	$0.05	$2.83	$2.88
Year ended October 31, 2016	$10.23	$0.03	$0.02	$0.05
Year ended October 31, 2015	$10.50	$0.08	$(0.27)	$(0.19)
Year ended October 31, 2014	$10.09	$0.09	$0.40	$0.49

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. The Funds’ performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

c	The ratios in this column reflect the impact, if any, of certain reimbursements from the Adviser.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$–	$–	$–	$–	$22.56	(10.72)%	$192,199	0.96%	0.96%	0.35%	37%
$–	$–	$–	$–	$25.27	31.75%	$178,005	0.98%	0.98%	(0.04)%	16%
$–	$(1.09)	$–	$(1.09)	$19.18	6.46%	$101,504	0.97%	0.97%	(0.13)%	53%
$(0.02)	$(0.14)	$–	$(0.16)	$19.11	1.05%	$95,856	0.97%	0.97%	0.05%	35%
$(0.08)	$–	$–	$(0.08)	$19.08	13.18%	$61,577	0.96%	0.96%	0.32%	33%

$–	$–	$–	$–	$21.10	(11.38)%	$131,460	1.71%	1.71%	(0.40)%	37%
$–	$–	$–	$–	$23.81	30.75%	$130,942	1.73%	1.73%	(0.79)%	16%
$–	$(1.09)	$–	$(1.09)	$18.21	5.65%	$78,259	1.77%	1.77%	(0.93)%	53%
$–	$(0.14)	$–	$(0.14)	$18.33	0.20%	$63,663	1.80%	1.80%	(0.78)%	35%
$–	$–	$–	$–	$18.44	12.17%	$28,619	1.83%	1.83%	(0.55)%	33%

$(0.03)	$–	$–	$(0.03)	$22.67	(10.47)%	$721,325	0.70%	0.70%	0.61%	37%
$–	$–	$–	$–	$25.35	32.03%	$664,064	0.70%	0.70%	0.24%	16%
$(0.02)	$(1.09)	$–	$(1.11)	$19.20	6.78%	$304,754	0.72%	0.72%	0.12%	53%
$(0.07)	$(0.14)	$–	$(0.21)	$19.09	1.28%	$233,586	0.73%	0.73%	0.29%	35%
$(0.11)	$–	$–	$(0.11)	$19.07	13.51%	$150,342	0.69%	0.69%	0.59%	33%

$(0.02)	$–	$–	$(0.02)	$11.28	(12.11)%	$31,448	1.04%	1.04%	0.63%	17%
$–[e]	$(0.01)	$–	$(0.01)	$12.85	28.84%	$15,767	1.05%	1.05%	0.17%	21%
$(0.04)	$(0.33)	$–	$(0.37)	$9.99	0.35%	$8,526	1.04%	1.04%	0.10%	47%
$(0.04)	$–	$–	$(0.04)	$10.33	(2.25)%	$7,510	1.14%	1.14%	0.45%	23%
$(0.04)	$–	$–	$(0.04)	$10.61	4.66%	$6,852	1.17%	1.17%	0.46%	44%

$–	$–	$–	$–	$10.52	(12.91)%	$10,268	1.85%	1.85%	(0.18)%	17%
$–	$(0.01)	$–	$(0.01)	$12.08	27.60%	$2,380	2.11%	2.11%	(0.89)%	21%
$–	$(0.33)	$–	$(0.33)	$9.48	(0.79)%	$1,227	2.14%	2.14%	(1.00)%	47%
$–	$–	$–	$–	$9.89	(3.23)%	$1,556	2.18%	2.18%	(0.59)%	23%
$–	$–	$–	$–	$10.22	3.34%	$854	2.55%	2.30%	(0.67)%	44%

$(0.05)	$–	$–	$(0.05)	$11.16	(11.91)%	$266,546	0.72%	0.72%	0.95%	17%
$(0.03)	$(0.01)	$–	$(0.04)	$12.72	29.28%	$173,701	0.76%	0.76%	0.46%	21%
$(0.07)	$(0.33)	$–	$(0.40)	$9.88	0.60%	$91,734	0.78%	0.78%	0.36%	47%
$(0.08)	$–	$–	$(0.08)	$10.23	(1.84)%	$90,466	0.80%	0.80%	0.79%	23%
$(0.08)	$–	$–	$(0.08)	$10.50	4.93%	$62,787	0.82%	0.82%	0.81%	44%

d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

e	Less than $0.005 per share.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Report of Independent Registered Public Accounting Firm
DAVIS INTERNATIONAL FUND

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Davis Global Fund and Davis International Fund (each a series of Davis New York Venture Fund, Inc.) (the “Funds”), including the schedules of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

                                                                                          KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.

Denver, Colorado
December 19, 2018

DAVIS GLOBAL FUND	Federal Income Tax Information (Unaudited)
DAVIS INTERNATIONAL FUND

In early 2019 shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2018. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2018 with their 2018 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

The Funds have elected to give the benefit of foreign tax credits to their shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction.

Davis Global Fund

During the fiscal year 2018, $800,711 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $245,568 or 31% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2018, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $745,264 or 93% as qualified dividend income.

During the fiscal year 2018, the Fund did not pay any capital gain distributions. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result, the Fund designated long-term capital gain distributions in the amount of $10,068,209.

Pursuant to Section 853 of the Internal Revenue Code, Davis Global Fund designates $256,561 as foreign taxes paid during the year ended October 31, 2018. Approximately 77% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2018 was derived from foreign sourced income of $10,985,431. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Davis International Fund

During the fiscal year 2018, $750,339 of dividends paid by the Fund constituted income dividends for federal income tax purposes, of which no amount qualified for the corporate dividends-received deduction.

For the fiscal year 2018, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $744,296 or 99% as qualified dividend income.

During the fiscal year 2018, the Fund did not pay any capital gain distributions.

Pursuant to Section 853 of the Internal Revenue Code, Davis International Fund designates $234,039 as foreign taxes paid during the year ended October 31, 2018. Approximately 100% of the ordinary income distribution deemed to be paid during the fiscal year ended October 31, 2018 was derived from foreign sourced income of $4,609,496. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

DAVIS GLOBAL FUND	Privacy Notice and Householding
DAVIS INTERNATIONAL FUND

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS GLOBAL FUND	Directors and Officers
DAVIS INTERNATIONAL FUND

For the purpose of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

Marc P. Blum (09/09/42) Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Trustee, DCT Industrial Trust (REIT); Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational
and media company); Director, Colfax Corp.
(engineering and manufacturer of pumps and fluid
handling equipment); Director, Cable ONE Inc. (cable
service provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director, Modine Manufacturing
Company (heat transfer technology); Director,
McDermott International, Inc. (industrial construction
and engineering); Lead Independent Director, Fifth
Third Bancorp (diversified financial services).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting
of one portfolio) since 2014; Director, Graham
Holdings Company (educational and media company);
Director, The Coca Cola Company (beverage
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 W 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Global Fund and Davis International Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends October 31, 2018 and October 31, 2017 were $43,476 and $41,828, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends October 31, 2018 and October 31, 2017 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends October 31, 2018 and October 31, 2017 were $18,524 and $15,644, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends October 31, 2018 and October 31, 2017 were $2,350 and $13,624, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended October 31, 2018 and October 31, 2017.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

(b)	Not Applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: December 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: December 19, 2018

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: December 19, 2018